EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
REQUIRED BY RULE 13a-14(b) OF THE
SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
      Pursuant to Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of International Wire Group, Inc. (the “Company”), hereby certifies, to such officer’s knowledge, that:
      (i) the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
      (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2006	/s/ RODNEY D. KENT
Name: Rodney D. Kent
Title: Chief Executive Officer